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                                                                   EXHIBIT 10.40

                                    EXHIBIT A

                         CONFIRMATION OF SUBLEASE TERMS

         It is agreed that the following terms control the Sublease between SWMF Holdings Corporation, as "Landlord" and Esperion Therapeutics, as "Tenant" for the Subleased Premises located at the Southwest Michigan Innovation Center--McCracken Hall on the campus of Western Michigan University, Kalamazoo,
Michigan:

         1.       The Lease Commencement Date is: October 15, 2001;

         2. The Rooms which are the subject of the Sublease are: 5110, 5111, 5090, 5070, 5040, 5041, 5042, 5030, 5010;

         3.       The total square footage of the Subleased Premises is: 3,264;

         4.       The total annual rent is: $40,800;

         5.       The total monthly rent is: $3,400;

         6. The first rent payment is due on October 15, 2001 and shall continue on the same day of each month thereafter throughout the Lease Term.

Dated Effective: October 15, 2001

TENANT:                                       LANDLORD:
Esperion Therapeutics, Inc.                   SWMF Holdings Corporation
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/s/ Roger S. Newton                           /s/ Barry Broome
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By: Roger S. Newton                           By: Barry Broome

Title: Pres/CEO                               Title: Executive Director/CEO
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